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                                                                  EXHIBIT 10.2
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                         INTANGIBLE TRANSITION PROPERTY
                                 SALE AGREEMENT

                                     between

                              WEST PENN FUNDING LLC

                                     Issuer

                                       and

                          WEST PENN FUNDING CORPORATION

                                     Seller

                          Dated as of [         ], 1999


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                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

                                    ARTICLE I

                                   Definitions
                                   -----------

SECTION 1.01.     Definitions...............................................2
SECTION 1.02.     Other Definitional Provisions.............................7


                                   ARTICLE II

                  Conveyance of Intangible Transition Property
                  --------------------------------------------

SECTION 2.01.     Conveyance of Initial Intangible
                     Transition Property....................................8
SECTION 2.02.     Conveyance of Subsequent Intangible
                     Transition Property....................................9
SECTION 2.03.     Conditions to Conveyance of Intangible
                     Transition Property...................................10


                                   ARTICLE III

                    Representations and Warranties of Seller
                    ----------------------------------------

SECTION 3.01.     Organization and Good Standing...........................12
SECTION 3.02.     Due Qualification........................................13
SECTION 3.03.     Power and Authority......................................13
SECTION 3.04.     Binding Obligation.......................................14
SECTION 3.05.     No Violation.............................................14
SECTION 3.06.     No Proceedings...........................................14
SECTION 3.07.     Approvals................................................15
SECTION 3.08.     The Intangible Transition Property.......................15


                                   ARTICLE IV

                             Covenants of the Seller
                             -----------------------

SECTION 4.01.     Corporate Existence......................................17
SECTION 4.02.     No Liens or Conveyances..................................18
SECTION 4.03.     Delivery of Collections..................................18
SECTION 4.04.     Notice of Liens..........................................19
SECTION 4.05.     Compliance with Law......................................19
SECTION 4.06.     Covenants Related to Intangible
                     Transition Property...................................19
SECTION 4.07.     Notice of Indemnification Events.........................21

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                                                              Contents, p. ii

                                                                         Page
                                                                         ----

SECTION 4.08.     Protection of Title......................................21
SECTION 4.09.     Taxes....................................................22
SECTION 4.10.     Separate Entity..........................................23

                                    ARTICLE V

                                   The Seller
                                   ----------

SECTION 5.01.     Liability of Seller; Indemnities.........................23
SECTION 5.02.     Merger or Consolidation of, or
                     Assumption of the Obligations of,
                     Seller................................................26
SECTION 5.03.     Limitation on Liability of Seller
                     and Other.............................................28
SECTION 5.04.     Opinions of Counsel......................................28


                                   ARTICLE VI

                            Miscellaneous Provisions
                            ------------------------

SECTION 6.01.     Amendment................................................30
SECTION 6.02.     Notices..................................................30
SECTION 6.03.     Assignment...............................................31
SECTION 6.04.     Limitations on Rights of Others..........................31
SECTION 6.05.     Severability.............................................32
SECTION 6.06.     Separate Counterparts....................................32
SECTION 6.07.     Headings.................................................32
SECTION 6.08.     Governing Law............................................32
SECTION 6.09.     Assignment to Bond Trustee...............................33
SECTION 6.10.     Nonpetition Covenant.....................................33
SECTION 6.11.     Perfection...............................................34

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                            INTANGIBLE TRANSITION PROPERTY SALE AGREEMENT dated
                            as of [        ], 1999, between WEST PENN FUNDING
                            LLC, a Delaware limited liability company (the "Issuer"), and WEST PENN FUNDING CORPORATION, a [Delaware] corporation, and its successors in interest to the extent permitted hereunder, as Seller (the "Seller").

              WHEREAS the Seller received a contribution from the Transferor of Intangible Transition Property created pursuant to the Statute and the Qualified Rate Order in exchange for all of the outstanding capital stock of the Seller;

              WHEREAS the Issuer desires to purchase from time to time Intangible Transition Property;

              WHEREAS the Seller is willing to sell Intangible Transition Property to the Issuer;

              WHEREAS the Issuer, in order to finance the purchase of the Transferred Intangible Transition Property, will from time to time issue Transition Bonds under the Indenture;

              WHEREAS the Issuer, to secure its obligations under all Transition Bonds and the Indenture, will pledge its right, title and interest in the Transferred Intangible

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                                                                              2


Transition Property to the Bond Trustee for the benefit of the Transition Bondholders; and

              WHEREAS the Issuer has determined that the transactions contemplated by the Basic Documents are in the best interest of the Issuer and its creditors and represent a prudent and advisable course of action that does not impair the rights and interests of the Issuer's creditors.

              NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

              SECTION 1.01. Definitions. (a) Whenever used in this Agreement, each of the following words and phrases shall have the following meaning:

              "Addition Notice" means, with respect to the transfer of Subsequent Intangible Transition Property to the Issuer pursuant to Section 2.02, notice, which shall be given by the Seller to the Issuer and the Rating Agencies not later than 10 days prior to the related Subsequent Transfer Date, specifying the Subsequent Transfer Date for such Subsequent Intangible Transition Property.

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                                                                              3


              "Agreement" means this Intangible Transition Property Sale Agreement, as the same may be amended and supplemented from time to time.

              "Bill of Sale" means a bill of sale substantially in the form of Exhibit A hereto.

              "Business Day" has the meaning specified in the Servicing
Agreement.

              "Competitive Transition Charges" has the meaning specified in the Servicing Agreement.

              "Corporate Trust Office" means [Address of Bond Trustee]
Attention: [        ], or the principal corporate trust office of any successor
Bond Trustee (the address of which the successor Bond Trustee will notify the Transition Bondholders and the Issuer).

              "Customers" has the meaning specified in the Servicing Agreement.

              "Fitch IBCA" has the meaning specified in the Servicing
              Agreement.

              "Indemnification Event" has the meaning specified in Section 5.01(c)(i).

              "Indenture" means the Indenture dated as of [        ], 1999,
between the Issuer and [        ], as the same may be amended and supplemented
from time to time.

              "Initial Intangible Transition Property" means the Intangible Transition Property, as identified in the related Bill of Sale, sold to the Issuer on the Initial Transfer


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                                                                              4


Date pursuant to such Bill of Sale in connection with the issuance of the Series 1999-A Transition Bonds.

              "Initial Loss Calculation Date" has the meaning specified in
Section 5.01(c)(ii).

              "Initial Transfer Date" means [        ], 1999.

              "Intangible Transition Charges" has the meaning specified in the Servicing Agreement.

              "Intangible Transition Property" has the meaning specified in the Servicing Agreement.

              "ITC Collections" has the meaning specified in the Servicing Agreement.

              "Lien" has the meaning specified in the Servicing Agreement.

              "Losses" has the meaning specified in the Servicing Agreement.

              "Moody's" has the meaning specified in the Servicing Agreement.

              "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, the vice chairman of the board, the executive vice president or any vice president and (b) a treasurer, assistant treasurer, secretary or assistant secretary, in each case of the Seller or the Servicer, as appropriate.

              "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the Seller or the Servicer, which counsel shall be

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                                                                              5


reasonably acceptable to the Bond Trustee, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Bond Trustee, if applicable.

              "PUC" has the meaning specified in the Servicing Agreement.

              "PUC Regulations" has the meaning specified in the Servicing Agreement.

              "Qualified Rate Order" has the meaning specified in the Servicing Agreement.

              "Qualified Transition Expenses" has the meaning specified in the Servicing Agreement.

              "Rate Schedule" has the meaning specified in the Servicing Agreement.

              "Servicer" means West Penn, as the servicer of the Intangible Transition Property, and each successor to West Penn (in the same capacity) pursuant to Section 5.03 or 6.04 of the Servicing Agreement.

              "Servicer Default" means an event specified in Section 6.01 of the Servicing Agreement.

              "Servicing Agreement" means the Servicing Agreement dated as
of [         ], 1999, between the Issuer and the Servicer, as the same may be amended and supplemented from time to time.

              "Standard & Poor's" has the meaning specified in the Servicing Agreement.

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                                                                              6


              "Statute" has the meaning specified in the Servicing Agreement.

              "Subsequent Intangible Transition Property" means Intangible Transition Property, as identified in the related Bill of Sale, sold to the Issuer on any Subsequent Transfer Date in connection with the issuance of a Series of Transition Bonds.

              "Subsequent Transfer Date" means any date on which Subsequent Intangible Transition Property is to be transferred to the Issuer pursuant to
Section 2.02.

              "Third Party" has the meaning specified in the Servicing
Agreement.

              "Transfer Agreement" has the meaning specified in the Servicing Agreement.

              "Transferred Intangible Transition Property" means, collectively, the Initial Intangible Transition Property and any Subsequent Intangible Transition Property.

              "UCC" has the meaning specified in the Servicing Agreement.

              "West Penn" has the meaning specified in the Servicing Agreement.

              (b) Except as otherwise specified herein or as the context may otherwise require, each of the following terms has the meaning set forth in the Indenture for all purposes of this Agreement, and the definitions of such


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                                                                              7


terms are equally applicable both to the singular and plural forms of such terms:

Term                                                         Section of the Indenture
----                                                         ------------------------

Adjustment Date ..........................................            1.01(a)
Affiliate ................................................            1.01(a)
Basic Documents ..........................................            1.01(a)
Bond Trustee .............................................            1.01(a)
Capital Subaccount .......................................            1.01(a)
Collateral ...............................................            1.01(a)
Collection Account .......................................            1.01(a)
General Subaccount .......................................            1.01(a)
Holders or Transition
  Bondholders ............................................            1.01(a)
Loss Subaccount ..........................................            1.01(a)
Operating Expenses .......................................            1.01(a)
Overcollateralization Amount .............................            1.01(a)
Person ...................................................            1.01(a)
Rating Agency ............................................            1.01(a)
Rating Agency Condition ..................................            1.01(a)
Reserve Subaccount .......................................            1.01(a)
Series ...................................................            1.01(a)
Servicing Fee ............................................            1.01(a)
Transition Bonds .........................................            1.01(a)

              SECTION 1.02. Other Definitional Provisions. (a) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

              (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms

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                                                                              8


of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                  Conveyance of Intangible Transition Property

              SECTION 2.01. Conveyance of Initial Intangible Transition Property. (a) In consideration of the Issuer's delivery to or upon the order of
the Seller of $[      ], subject to the conditions specified in Section 2.03,
the Seller, pursuant to a Bill of Sale, will irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations herein), all right, title and interest of the Seller in and to the Initial Intangible Transition Property (such sale, transfer, assignment, set over and conveyance of the Initial Intangible Transition Property will include, to the fullest extent permitted by the Statute, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the Intangible Transition Charges related to the Initial Intangible Transition Property, as the same may be adjusted from time to time). Such sale, transfer, assignment, set over and conveyance will be expressly stated to be a sale and, pursuant to Section 2812(e) of the Statute, shall be treated as an absolute transfer of all of the Seller's right, title and interest (as in a true sale), and not as a pledge or other

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                                                                              9


financing, of the Initial Intangible Transition Property. The preceding sentence is the statement referred to in Section 2812(e) of the Statute. The Seller agrees and confirms that after giving effect to the sale contemplated by such Bill of Sale it has no rights in the Initial Intangible Transition Property to which a security interest of creditors of the Seller could attach because it has sold all rights in the Initial Intangible Transition Property to the Issuer pursuant to Section 2812(e) of the Statute.

              (b) Subject to the conditions specified in Section 2.03, the Issuer, pursuant to a Bill of Sale, will purchase the Initial Intangible Transition Property from the Seller for the consideration set forth in paragraph (a) above.

              (c) The Seller and the Issuer each acknowledge and agree that the purchase price for the Initial Intangible Transition Property sold pursuant to the Bill of Sale is equal to its fair market value at the time of sale.

              SECTION 2.02. Conveyance of Subsequent Intangible Transition Property. The Seller may from time to time offer to sell additional Intangible Transition Property to the Issuer, subject to the conditions specified in
Section 2.03. If any such offer is accepted by the Issuer, such Subsequent Intangible Transition Property shall be sold to the Issuer effective on the Subsequent Transfer Date specified in the related Addition Notice, subject to the satisfaction or waiver of the conditions specified in Section 2.03.

              SECTION 2.03. Conditions to Conveyance of Intangible Transition Property. The Seller shall be permitted to sell Intangible Transition Property to the Issuer only upon the satisfaction or waiver of each of the following conditions:

              (i) on or prior to the Initial Transfer Date or Subsequent Transfer Date, as applicable, the Seller shall have delivered to the Issuer a duly executed Bill of Sale identifying the Intangible Transition Property to be conveyed on that date;

              (ii) as of the Initial Transfer Date or the Subsequent Transfer Date, as applicable, the Seller was not insolvent and will not have been made insolvent by such sale and the Seller is not aware of any pending insolvency with respect to itself;

              (iii) as of the Initial Transfer Date or the Subsequent Transfer Date, as applicable, no breach by the Seller of its representations, warranties or covenants in this Agreement shall exist; no Servicer Default shall have occurred and be continuing; and no breach by the Transferor of its representations and warranties in the Transfer Agreement shall exist;

              (iv) as of the Initial Transfer Date or the Subsequent Transfer Date, as applicable, (A) the Issuer

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                                                                             11


       shall have sufficient funds available to pay the purchase price for the Transferred Intangible Transition Property to be conveyed on such date and (B) all conditions to the issuance of one or more Series of Transition Bonds intended to provide such funds set forth in the Indenture shall have been satisfied or waived;

              (v) on or prior to the Initial Transfer Date or Subsequent Transfer Date, as applicable, the Seller shall have taken all action required to transfer to the Issuer ownership of the Transferred Intangible Transition Property to be conveyed on such date, free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture; and the Issuer or the Servicer, on behalf of the Issuer, shall have taken any action required for the Issuer to grant the Bond Trustee a first priority perfected security interest in the Collateral and maintain such security interest as of such date;

              (vi) in the case of a sale of Subsequent Intangible Transition Property only, on or prior to such Subsequent Transfer Date, the Seller shall have provided the Issuer and the Rating Agencies with a timely Addition Notice;

              (vii) the Seller shall have delivered to the Rating Agencies and the Issuer (A) an Opinion of Counsel with respect to the transfer of the Transferred Intangible Transition Property then being conveyed to the Issuer substantially in the form of Exhibit B hereto and (B) the Opinion of Counsel required by Section 5.04(a); and

              (viii) the Seller shall have delivered to the Bond Trustee and the Issuer an Officers' Certificate confirming the satisfaction of each condition precedent specified in this Section 2.03.

                                   ARTICLE III

                    Representations and Warranties of Seller

              As of the Initial Transfer Date and as of any Subsequent Transfer Date, as applicable, the Seller makes the following representations and warranties on which the Issuer has relied and will rely in acquiring Transferred Intangible Transition Property. The Seller agrees and acknowledges that the following representations and warranties are also for the benefit of the Bond Trustee, as collateral assignee of the Issuer pursuant to the Indenture. The representations and warranties shall survive the sale of Transferred Intangible Transition Property to the Issuer and the pledge thereof to the Bond Trustee pursuant to the Indenture.

              SECTION 3.01. Organization and Good Standing. The Seller is a corporation duly organized and in good standing under the laws of the State of Delaware, with

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                                                                             13


corporate power and authority to own its properties and conduct its business as currently owned or conducted.

              SECTION 3.02. Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues, properties or prospects).

              SECTION 3.03. Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and authority to own the Intangible Transition Property and sell and assign the Initial Intangible Transition Property, in the case of the Initial Transfer Date, and the Subsequent Intangible Transition Property, in the case of each Subsequent Transfer Date, as applicable, and the Seller has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

              SECTION 3.04. Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms subject to bankruptcy, receivership, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

              SECTION 3.05. No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

              SECTION 3.06. No Proceedings. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened, before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of the Basic Documents or the Transition Bonds, (ii) seeking to prevent the issuance of the Transition Bonds or the consummation of any of the transactions contemplated by the Basic Documents or the Transition Bonds or (iii) except as disclosed by the Seller to the Issuer, seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, the Basic Documents or the Transition Bonds.

              SECTION 3.07. Approvals. Except for UCC continuation filings, no approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made.

              SECTION 3.08. The Intangible Transition Property. (a) Information. All information provided by the Seller to the Issuer with respect to the Transferred

Intangible Transition Property is correct in all material respects.

              (b) Effect of Transfer. The transfers and assignments herein contemplated constitute sales of the Initial Intangible Transition Property or the Subsequent Intangible Transition Property, as the case may be, from the Seller to the Issuer and the beneficial interest in and title to the Transferred Intangible Transition Property would not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

              (c) Transfer Filings. The Seller is the sole owner of the Intangible Transition Property being sold to the Issuer on the Initial Transfer Date or Subsequent Transfer Date, as applicable; the Transferred Intangible Transition Property has been validly transferred and sold to the Issuer free and clear of all Liens other than Liens created by the Issuer pursuant to the Indenture. All filings, including filings with the PUC under the Statute, necessary in any jurisdiction to give the Issuer a valid ownership interest in the Transferred Intangible Transition Property, free and clear of all Liens of the Seller or anyone claiming through the Seller, and to give the Bond Trustee a first priority perfected security interest in the Transferred Intangible Transition Property have been made, other than any such filings (except for filings with the PUC under the Statute and UCC filings with the Secretary of State of the State of Delaware) the absence of which would not have an adverse impact on (i) the ability of the Servicer to collect Intangible Transition Charges with respect to the Serviced Intangible Transition Property or (ii) the rights of the Issuer or the Bond Trustee with respect to the Transferred Intangible Transition Property.

              (d) Solvency. After giving effect to the sale of any Transferred Intangible Transition Property hereunder, the Seller (i) is solvent and expects to remain solvent, (ii) is adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes, (iii) is not engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capital, (iv) believes that it will be able to pay its debts as they come due and that such belief is reasonable and (v) is able to pay its debts as they mature and does not intend to incur, or believe that it will incur, indebtedness that it will not be able to repay at its maturity.

                                   ARTICLE IV

                             Covenants of the Seller

              SECTION 4.01. Corporate Existence. Subject to Section 5.02, so long as any of the Transition Bonds are outstanding, the Seller will keep in full force and effect its corporate existence and remain in good standing, in each case under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement to which the Seller is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby.

              SECTION 4.02. No Liens or Conveyances. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Intangible Transition Property, whether now existing or hereafter created, or any interest therein. The Seller shall not at any time assert any Lien against or with respect to any Serviced Intangible Transition Property, and shall defend the right, title and interest of the Issuer and the Bond Trustee, as collateral assignee of the Issuer, in, to and under the Intangible Transition Property, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

              SECTION 4.03. Delivery of Collections. If the Seller receives collections in respect of the Intangible Transition Charges or the proceeds thereof, the Seller agrees to pay the Servicer all payments received by the

Seller in respect thereof as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after such receipt.

              SECTION 4.04. Notice of Liens. The Seller shall notify the Issuer and the Bond Trustee promptly after becoming aware of any Lien on any Intangible Transition Property other than the conveyances hereunder, under the Transfer Agreement or under the Indenture.

              SECTION 4.05. Compliance with Law. The Seller hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to the Seller, except to the extent that failure to so comply would not adversely affect the Issuer's or the Bond Trustee's interests in the Intangible Transition Property or under any of the Basic Documents or the Seller's performance of its obligations hereunder or under any of the other Basic Documents to which it is a party.

              SECTION 4.06. Covenants Related to Intangible Transition Property. (a) So long as any of the Transition Bonds are outstanding, the Seller shall treat the Transition Bonds as debt of the Seller for Federal income tax purposes.

              (b) So long as any of the Transition Bonds are outstanding, the Seller shall (i) clearly disclose in its financial statements that it is not the owner of the Transferred Intangible Transition Property and that the assets of the Issuer are not available to pay creditors of the Seller or any of its Affiliates and (ii) clearly disclose the effects of all transactions between the Seller and the Issuer in accordance with generally accepted accounting principles.

              (c) The Seller agrees that upon the sale by the Seller of the Transferred Intangible Transition Property to the Issuer pursuant to a Bill of Sale, (i) to the fullest extent permitted by law, including applicable PUC Regulations, the Issuer shall have all of the rights originally held by the Seller with respect to the Transferred Intangible Transition Property, including the right to collect any amounts payable by any Customer or Third Party in respect of such Transferred Intangible Transition Property, notwithstanding any objection or direction to the contrary by the Seller and
(ii) any payment by any Customer or Third Party to the Issuer shall discharge such Customer's or such Third Party's obligations in respect of such Transferred Intangible Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

              (d) So long as any of the Transition Bonds are outstanding, the Seller shall not make any statement or reference in respect of the Transferred Intangible Transition Property that is inconsistent with the ownership thereof by the Issuer.

              SECTION 4.07. Notice of Indemnification Events. The Seller shall deliver to the Issuer and the Bond Trustee promptly after having obtained knowledge thereof, written notice in an Officers' Certificate of any Indemnification Event or any event which, with the giving of notice or the passage of time, would become an Indemnification Event.

              SECTION 4.08. Protection of Title. The Seller shall execute and file such filings, including filings with the PUC pursuant to the Statute, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interests of the Issuer in the Transferred Intangible Transition Property, including all filings required under the Statute relating to the transfer of the ownership or security interest in the Transferred Intangible Transition Property by the Seller to the Issuer. The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary
(i) to protect the Issuer and the Transition Bondholders from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation or warranty set forth in Article III or (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Qualified Rate Order or the rights of holders of Intangible Transition Property by legislative enactment or constitutional amendment that would be adverse to the holders of Intangible Transition Property.

              SECTION 4.09. Taxes. So long as any of the Transition Bonds are outstanding, the Seller shall, and shall cause each of its subsidiaries to, pay all material taxes, including gross receipts taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a lien on the Intangible Transition Property; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

              SECTION 4.10. Separate Entity. The Seller shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third persons that it is an entity with assets and liabilities distinct from those of West Penn, other affiliates or any other Person, and that, except for financial reporting purposes (to the extent required by generally accepted accounting principles) and for state and Federal income and franchise tax purposes, it is not a division of West Penn or any of its affiliated entities or any other Person.

                                    ARTICLE V

                                   The Seller

              SECTION 5.01. Liability of Seller; Indemnities. (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

              (b) The Seller shall indemnify the Issuer and the Bond Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective members, managers, officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Transition Bondholders solely as a result of their ownership of

Transition Bonds) that may at any time be imposed on or asserted against any such Person as a result of the acquisition or holding of the Transferred Intangible Transition Property by the Issuer or the issuance and sale by the Issuer of the Transition Bonds, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes.

              (c)(i) The Seller shall indemnify the Issuer and the Bond Trustee, on behalf of the Transition Bondholders, each of their respective members, managers, officers, directors, and agents, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed on, incurred by or asserted against any such Person as a result of (x) the Seller's wilful misconduct, bad faith or gross negligence in the performance of its duties or observance of its covenants under this Agreement,
(y) the Seller's reckless disregard of its obligations and duties under this Agreement or (z) the Seller's breach of any of its representations or warranties contained in this Agreement (any event described in any of the foregoing clauses (x), (y) or (z), an "Indemnification Event"). Amounts on deposit in the Reserve Subaccount and the Capital Subaccount shall not be available to satisfy any Losses for which indemnification is provided in this Agreement.

              (ii) If an Indemnification Event shall occur, upon receipt of written notice thereof by the Seller from the

Issuer or the Bond Trustee, the Seller shall notify the Servicer of the occurrence of such event so that the Servicer may, pursuant to Section 7 of Annex 1 to the Servicing Agreement, calculate (x) on the day which is 90 days after receipt of such notice by the Seller (the "Initial Loss Calculation Date") the amount of Losses expected to be incurred as a result of such Indemnification Event from and including the time of its occurrence through and including the next Payment Date after the Initial Loss Calculation Date and (y) to the extent that Losses may be incurred as a result of such Indemnification Event in an amount exceeding the amount of Losses calculated pursuant to clause
(x) above, not later than each Payment Date succeeding the Initial Loss Calculation Date, the amount of Losses expected to be incurred as a result of such Indemnification Event from but excluding such Payment Date through and including the next Payment Date. All such calculations shall be subject to the approval of the Bond Trustee. If such Indemnification Event shall continue unremedied beyond the Initial Loss Calculation Date, the Seller shall pay to the Bond Trustee, as collateral assignee of the Issuer, for deposit into the General Subaccount of the Collection Account, (x) on the Payment Date immediately following the Initial Loss Calculation Date, the amount of Losses calculated pursuant to clause (x) and clause (y) of the preceding sentence with respect to such Payment Date and

(y) on each subsequent Payment Date, the amount of Losses calculated as of such date pursuant to clause (y) of the preceding sentence. Upon payment pursuant to this Section 5.01(c)(ii), the Seller shall have no further obligations with respect to such Losses to the extent of such payments.

              (d) The Seller shall indemnify the Bond Trustee and its officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed upon, incurred by or asserted against any such Person as a result of the acceptance or performance of the trusts and duties contained herein and in the Indenture, except to the extent that any such Loss shall be due to the wilful misfeasance, bad faith or gross negligence of the Bond Trustee. Such amounts shall be deposited into the Collection Account and distributed in accordance with the Indenture.

              (e) The Seller's indemnification obligations under Section 5.01(b),(c) and (d) for events occurring prior to the removal or resignation of the Bond Trustee or the termination of this Agreement shall survive the resignation or removal of the Bond Trustee or the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including the Bond Trustee's reasonable attorney's fees and expenses).

              SECTION 5.02. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person

(a) into which the Seller may be merged or consolidated, (b) which results from the division of the Seller into two or more Persons, (c) which may result from any merger or consolidation to which the Seller shall be a party, or (d) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing, (ii) the Seller shall have delivered to the Issuer and the Bond Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with,
(iii) the Rating Agencies shall have received prior written notice of such transaction and (iv) the Seller shall have delivered to the Issuer and the Bond Trustee an Opinion of Counsel either

(A) stating that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Statute, have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer in the Transferred Intangible Transition Property and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the above described agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions precedent to the consummation of any transaction referred to in clauses (a), (b), (c) or (d) above.

              SECTION 5.03. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.08, the Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

              SECTION 5.04. Opinions of Counsel. The Seller shall deliver to the Issuer and the Bond Trustee: (a) promptly after the execution and delivery of this Agreement and of each amendment hereto or to the Servicing Agreement and on each Subsequent Transfer Date, an Opinion of Counsel either (i) to the effect that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Statute, that are necessary to fully preserve and protect the interests of the Issuer in the Intangible Transition Property have been executed and filed, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and (b) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Transfer Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (i) to the effect that, in the opinion of such counsel, all filings with the PUC pursuant to the Statute, have been executed and filed that are necessary to preserve fully and protect fully the interest of the Issuer in the Intangible Transition Property, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) to the effect that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. Each Opinion of Counsel referred to in clause (a) or (b) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                                   ARTICLE VI

                            Miscellaneous Provisions

              SECTION 6.01. Amendment. This Agreement may be amended by the Seller and the Issuer, with the consent of the Bond Trustee. The Issuer shall furnish to each of the Rating Agencies (i) prior to the execution of any such amendment or consent, written notification of the substance thereof and (ii) promptly after the execution of any such amendment or consent, a copy thereof.

              Prior to the execution of any amendment to this Agreement, the Issuer and the Bond Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in
Section 5.04(a). The Issuer and the Bond Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

              SECTION 6.02. Notices. All demands, notices and communications upon or to the Seller, the Issuer, the Bond Trustee or the Rating Agencies under this Agreement shall be in writing, delivered personally, via facsimile, reputable overnight courier or by certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to West Penn Funding Corporation, 800 Cabin Hill Drive, Greensburg, PA 15601,
Attention of [         ], (b) in the case of the Issuer, to West Penn Funding
LLC, 800 Cabin Hill Drive, Greensburg, PA 15601, Attention of [           ],
(c) in the case of the Bond Trustee, at the Corporate Trust Office, (d) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, and (f) in the case of Fitch IBCA, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention of ABS Surveillance; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

              SECTION 6.03. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

              SECTION 6.04. Limitaions on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Issuer and the Bond Trustee, on behalf of itself and the Transition Bondholders, and nothing in this

Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

              SECTION 6.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              SECTION 6.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

              SECTION 6.07. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

              SECTION 6.08. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

              SECTION 6.09. Assignment to Bond Trustee. The Seller hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Bond Trustee pursuant to the Indenture for the benefit of the Transition Bondholders of all right, title and interest of the Issuer in, to and under the Transferred Intangible Transition Property and the proceeds thereof and the assignment of any or all of the Issuer's rights hereunder to the Bond Trustee. In no event shall [Name of Bond Trustee] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer, hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

              SECTION 6.10. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to the PUC's rights to order the sequestration and payment of revenues arising with respect to the Intangible Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Intangible Transition Property pursuant to Section 2812(d)(3)(v) of the Statute, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

              SECTION 6.11. Perfection. In accordance with Section 2812(e) of the Statute, upon the execution and delivery of this Agreement and the related Bill of Sale, the transfer of the Initial Intangible Transition Property will be perfected as against all third persons, including any judicial lien creditors, and upon the execution and delivery of a Bill of Sale and, if applicable, a supplement to this Agreement, a transfer of Subsequent Intangible Transition

Property will be perfected against all third persons, including any judicial lien creditors.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    WEST PENN FUNDING LLC, Issuer,

                                       by     [     ], as Manager,

                                       by
                                          ---------------------------------
                                          Title:

                                    WEST PENN FUNDING
                                    CORPORATION, Seller,

                                       by
                                          ---------------------------------
                                          Title:

Acknowledged and Accepted:

[                  ], not
in its individual capacity
but solely as Bond Trustee
on behalf of the Transition
Bondholders,

  by
    ------------------------
    Title: